National Union Fire Insurance Company of Pittsburgh, Pa.
An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements
As of December 31, 2024 and 2023
and for the years ended December 31, 2024, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements
As of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statutory basis statements of admitted assets and of liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 23, 2025

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2024	December 31, 2023

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2024 - $11,408; 2023 - $11,975)	$11,832	$12,406
Common stocks, at carrying value (cost:2024 - $178; 2023 - $181)	178	184
Preferred stocks, primarily at fair value (cost: 2024 - $5; 2023 - $11)	1	12
Other invested assets (cost:2024 - $1400; 2023 - $1,565)	1,541	1,990
Mortgage loans	1,969	2,246
Derivative instruments	64	25
Short-term investments, at amortized cost (approximates fair value)	3	1
Cash and cash equivalents	1,516	723
Receivable for securities sold	16	5
Total cash and invested assets	$17,120	$17,592

Investment income due and accrued	$123	$130
Agents' balances or uncollected premiums:
Premiums in course of collection	973	1,234
Premiums and installments booked but deferred and not yet due	274	266
Accrued retrospective premiums	207	233
High deductible recoverable on paid losses	11	21
Reinsurance recoverable on paid losses	737	789
Funds held by or deposited with reinsurers	150	240
Net deferred tax assets	215	271
Receivables from parent, subsidiaries and affiliates	550	375
Other assets	364	288
Allowance for uncollectible accounts	(18)	(19)
Total admitted assets	$20,706	$21,420

See Notes to Statutory Basis Financial Statements
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6 STATEMENTS OF ADMITTED ASSETS – As of December 31, 2024 and 2023

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2024	December 31, 2023

Liabilities
Reserves for losses and loss adjustment expenses	$8,513	$8,343
Unearned premium reserves	2,729	2,638
Commissions, premium taxes, and other expenses payable	137	119
Reinsurance payable on paid loss and loss adjustment expenses	279	541
Current federal and foreign taxes payable to parent	21	43
Funds held by company under reinsurance treaties	1,166	1,243
Provision for reinsurance	59	46
Ceded reinsurance premiums payable, net of ceding commissions	771	986
Collateral deposit liability	290	287
Payable for securities purchased	226	1
Payable to parent, subsidiaries and affiliates	611	1,281
Other liabilities	501	384
Total liabilities	$15,303	$15,912

Capital and Surplus
Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4
Capital in excess of par value	3,910	3,910
Unassigned surplus	851	1,142
Special surplus funds from reinsurance	638	452
Total capital and surplus	$5,403	$5,508
Total liabilities, capital and surplus	$20,706	$21,420

See Notes to Statutory Basis Financial Statements

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7 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2024 and 2023

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

	Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2024	2023	2022
Statements of Operations
Underwriting income:
Premiums earned	$4,509	$4,624	$4,673
Underwriting deductions:
Losses incurred	2,305	2,588	2,473
Loss adjustment expenses	539	381	279
Other underwriting expenses	1,663	1,544	1,629
Total underwriting deductions	4,507	4,513	4,381
Net underwriting loss	2	111	292
Investment gain:
Net investment income earned	843	690	770
Net realized capital (losses) gains (net of capital gains tax expense: 2024- $21; 2023 - $(1); 2022 - $52)	53	(124)	(238)
Net investment gain	896	566	532
Net loss from agents' or premium balances charged-off	—	(1)	(2)
Other expense	(36)	(21)	(21)
Income after capital gains taxes and before federal income taxes	862	655	801
Federal and foreign income tax (benefit) expense	112	29	(20)
Net Income	$750	$626	$821
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,508	$5,437	$5,656
Adjustment to beginning surplus (Note 2)	6	80	(13)
Capital and surplus, as of January 1,	5,514	5,517	5,643
Cumulative effect of changes in accounting principles	—	14	—
Other changes in capital and surplus:
Net income	750	626	821
Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2024 - $43; 2023 -$1; 2022 - $42)	(278)	105	(370)
Change in net deferred income tax	(85)	(127)	(179)
Change in nonadmitted assets	1	(43)	(20)
Change in provision for reinsurance	(13)	(14)	(23)
Dividends to stockholder	(625)	(650)	(650)
Foreign exchange translation	139	80	215
Change in ceded mortgage guaranty contingency reserve	2	4	6
Change in assumed mortgage guaranty contingency reserve	(2)	(4)	(6)
Total changes in capital and surplus	(111)	(9)	(206)
Capital and Surplus, as of December 31, 2024	$5,403	$5,508	$5,437

See Notes to Statutory Basis Financial Statements
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8 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2024, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,2024
	2024	2023	2022
Cash from Operations:
Premiums collected, net of reinsurance	$4,654	$4,945	$4,578
Net investment income	841	665	750
Miscellaneous income (expense)	17	28	1
Sub-total	5,512	5,638	5,329
Benefit and loss related payments	2,488	2,918	2,698
Commission and other expense paid	2,006	1,950	2,003
Federal and foreign income taxes payments (receipts)	147	18	5
Net cash provided from (used in) operations	871	752	623
Cash from Investments
Proceeds from investments sold, matured, or repaid:
Bonds	4,297	3,785	2,426
Stocks	15	161	76
Mortgage loans	513	508	1,031
Other investments	651	298	395
Total proceeds from investments sold, matured, or repaid	5,476	4,752	3,928
Cost of investments acquired:
Bonds	4,438	3,957	4,144
Stocks	(9)	145	143
Mortgage loans	268	435	280
Other investments	99	218	289
Total cost of investments acquired	4,796	4,755	4,856
Net cash (used in) provided from investing activities	680	(3)	(928)
Cash from Financing and Miscellaneous Sources
Dividends to stockholder	(625)	(650)	(355)
Intercompany receipts (payments)	(362)	(146)	601
Net deposit activity on deposit-type contracts and other insurance	(1)	(2)	(1)
Collateral deposit liability receipts	3	(169)	18
Other receipts (payments)	229	68	187
Net cash provided from (used in) financing and miscellaneous activities	(756)	(899)	450
Net change in cash, cash equivalents and short-term investments	795	(150)	145
Cash, cash equivalents and short-term investments:
Beginning of year	724	874	729
End of year	$1,519	$724	$874

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

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9 STATEMENTS OF CASH FLOW – for the years ended December 31, 2024, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

1.Organization and Summary of Significant Statutory Basis Accounting Policies

A.Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the fourteen companies listed below; collectively named the Combined Pool. Effective January 1, 2024, the Combined Pooling Agreement was amended and restated to include two new Pool members. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2024	Pool Participation Percentage as of December 31, 2023	State of Domicile
National Union *	19445	35%	35%	Pennsylvania
American Home	19380	32%	32%	New York
Lexington	19437	30%	30%	Delaware
C&I	19410	3%	3%	New York
APCC	19402	0%	0%	Illinois
ISOP	19429	0%	0%	Illinois
New Hampshire	23841	0%	0%	Illinois
Specialty	26883	0%	0%	Illinois
Assurance	40258	0%	0%	Illinois
Granite	23809	0%	0%	Illinois
Illinois National	23817	0%	0%	Illinois
AIU	19399	0%	0%	New York
Glatfelter**	26611	0%	N/A	Delaware
Marbleshore Specialty***	13551	0%	N/A	Delaware
* Lead Company of the Combined Pool
**Effective July 1, 2024 Blackboard Insurance Company ("BIC") changed its name to Glatfelter Insurance Company ("GIC").
***Effective October 1, 2024 Blackboard Specialty Insurance Company ("BSIC") changed its name to Marbleshore Specialty Insurance Company ("MSIC").

As shown in the table above, the Company’s participation in the pool remained the same. As such, there were no changes to the Company's Total capital and surplus on January 1, 2024 as a consequence of the amendment to the Combined Pooling Agreement.

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2024 Repooling Transaction").

The 2024 Repooling Transaction is reflected in the financial statements as a transaction occurring during the period. However, the 2024 Repooling Transaction is presented in the supporting loss schedules as an adjustment to the opening balances so that the activity for the period is not distorted by the effects of this transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ended December 31:

2024
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$251
Volunteer Firemen's Insurance Services Inc 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	348
Total					$599

2023
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$242
Volunteer Firemen's Insurance Services Inc 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	318
Total					$560

2022
Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$212
Volunteer Firemen's Insurance Services Inc. 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	292
Total					$504

*Authority Codes Sample Listing:
C - Claims Payment CA - Claims Adjustment B - Binding Authority P - Premium Collection U - Underwriting

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

State/Location	2024	2023	2022
California	$761	$764	$825
New York	456	480	484
Pennsylvania*	404	285	256
Texas	693	643	617
*Pennsylvania was below 5% in 2023 and 2022

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. and foreign operations, along with its Guam, Saipan and Colombia branch operations.

The Company’s financial information as of and for the years ended December 31, 2024, 2023 and 2022 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA DOI") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received from NICO exceed premiums paid for the retrocession. Segregated surplus balances were $630, $446, and $428 at December 31, 2024, 2023 and 2022, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus, was $4,290, $4,596, $4,519 at December 31, 2024, 2023 and 2022 respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital ("RBC") and surplus requirements for the 2024, 2023 and 2022 reporting periods.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP #	FS Ref	2024	2023	2022
Net income, PA SAP			$750	$626	$821
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	40	(23)	205
Adverse Development Cover	62R	(a)	—	—	—
Net income, NAIC SAP			$710	$649	$616
Statutory surplus, PA SAP			5,403	5,509	5,437
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	456	416	439
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	30	44	46
Statutory surplus, NAIC SAP			$4,917	$5,049	$4,952

(a)Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•Reinsurance Assets, including the allowance for credit losses and disputes;
•Other than temporary impairment ("OTTI") losses on investments;
•Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and
•Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.
Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.
Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.
All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests
Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company's pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (e.g.: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value ("NAV") with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (e.g.: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.
Consolidation is required when there is a determination that the affiliated entity is a variable interest entity ("VIE") and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included Net Investment Income.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Other-than-temporary impairments
Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.
The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.
Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows
Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

Deferred Federal Income Taxes
Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments (applied to certain assets including goodwill, furniture and equipment, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)
Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2024, 2023 and 2022 were as follows:

Years ended December 31,	2024	2023	2022
Net written premiums subject to retrospectively rated contracts	$35	$44	$50
Percentage of total net written premiums	0.8%	1.0%	0.8%

As of December 31, 2024 and 2023, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $207 and $233, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $44 and $32 as of December 31, 2024 and 2023, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $5 as of December 31, 2024 and 2023, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2024 and 2023:

December 31, 2024	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$699	$595	$2	$597
General Liabilities	606	567	2	569
Workers Compensation	3,616	3,041	11	3,052
Total	$4,921	$4,203	$15	$4,218

As of December 31, 2024, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $139 and $2,884, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2024 were $1,197, or 28% of the total high deductible. Additionally, as of December 31, 2024, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $4 have been nonadmitted.

December 31, 2023	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$596	$510	$4	$514
General Liabilities	583	545	3	548
Workers Compensation	3,689	3,137	17	3,154
Total	$4,868	$4,192	$24	$4,216

As of December 31, 2023, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $128 and $2,925, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2023 were $1,163, or 28% of the total high deductible. Additionally, as of December 31, 2023, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $2 have been nonadmitted.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2024 and 2023:

Counterparty*	Unsecured High Deductible Amounts
December 31,	2024	2023
Counterparty 1	$110	$122
Counterparty 2	92	91
Counterparty 3	77	84
Counterparty 4	49	63
Counterparty 5	49	42
Counterparty 6	48	41
Counterparty 7	39	33
Counterparty 8	23	27
Counterparty 9	22	25
Counterparty 10	21	17
*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2024 and 2023, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity's experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2024, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2024 and 2023 were $1,159 and $1,183, respectively.

As of December 31, 2024, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
American General Life Insurance Company	Texas	Yes	$133
American General Life Insurance Company of Delaware	Delaware	Yes	$225
The United State Life Insurance Company in the City of New York	New York	Yes	$753

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.
•Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
•Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").
•The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.
•The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates' operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•Fundamental credit risk of the issuer exists; or
•Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or
•If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
•If there are other factors precluding a full recovery of the investment.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•If an order of liquidation or other fundamental credit issues with the partnership exists;
•If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2024, 2023 and 2022 of $5, $12, and $6, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon an amended and restated tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2023, and approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

• The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax ("BEAT") are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability,
•The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current; and
•Regarding the CAMT, the Company (i) is excluded from charges for any portion of AIG’s CAMT, (ii) is not allocated any portion of AIG’s CAMT credit carryover (if any), and (iii) reasonably expects that AIG (and/or other members of the consolidated tax group) is meeting any CAMT obligations.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

• the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the sustainability of recent operating profitability of our subsidiaries;
•the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.Accounting Adjustments to Statutory Basis Financial Statements

A.    Change in Accounting Principles

In 2024, 2023 and 2022, there were no significant changes or modifications in the Statements of Statutory Accounting Principles ("SSAP").

Prior to the first quarter ended March 31, 2023, certain of the Company's foreign property and casualty affiliates for which the Company provides internal reinsurance reported on the basis of a fiscal year ending November 30. Effective with the first quarter of the year ending December 31, 2023, these foreign property and casualty affiliates now report on a calendar year ending December 31. The elimination of a one-month reporting lag of these affiliates is considered a change in accounting principle and requires an adjustment to beginning surplus to record the cumulative effect of such change. Accordingly, in the twelve months ended December 31, 2023, the Company recorded an adjustment of $14 to surplus.

B.    Adjustments to Surplus

During 2024, 2023 and 2022 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $6, $80 and $(13), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2024, 2023 and 2022 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2024 corrections would have increased the 2023 pre-tax income by $6 and 2022 pre-tax income by $5. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2024, 2023 and 2022 is presented in the following tables:

2024 Adjustments	Policyholders' Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2023	$5,508	$21,420	$15,912
Adjustments to beginning Capital and Surplus:
Asset corrections	27	27	—
Liability corrections	—	—	—
Income tax corrections	(21)	(21)	—
Total adjustments to beginning Capital and Surplus	6	6	—
Balance at January 1, 2024, as adjusted	$5,514	$21,426	$15,912
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Asset correction – The increase in assets is primarily the result of foreign withholding tax on reinsurance activity not being appropriately pooled.

Income tax corrections – The decrease in the tax assets primarily the result of the tax effect of the corresponding change in asset corrections, as well as deferred validation adjustments related to investments.

2023 Adjustments	Policyholders' Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2022	$5,437	$21,451	$16,014
Adjustments to beginning Capital and Surplus:
Asset corrections	54	54	—
Liability corrections	31	—	(31)
Income tax corrections	(5)	(6)	(1)
Total adjustments to beginning Capital and Surplus	80	48	(32)
Balance at January 1, 2023, as adjusted	$5,517	$21,499	$15,982

An explanation for each of the adjustments for prior period corrections is described below:

Asset correction – The increase in admitted assets is primarily due to the understatement of the equity pickup of an affiliated entity.

Liability corrections – The decrease in total liabilities is primarily due to (a) an overstatement of assumed Loss reserves and (b) an overstatement of Unearned premium reserve.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2022 Adjustments	Policyholders' Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2021	$5,656	$21,892	$16,236
Adjustments to beginning Capital and Surplus:
Asset corrections	—	—	—
Liability corrections	(9)	—	9
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	(13)	(3)	10
Balance at January 1, 2022, as adjusted	$5,643	$21,889	$16,246

An explanation for each of the adjustments for prior period corrections is described below:

Liability correction – The increase in total liabilities is primarily due to the result of adjustment in deferred commission earnings.

Income tax corrections –The decrease in the tax assets is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

3.Investments

A.Bond Investments

The reconciliations from carrying value to fair value of the Company's bond investments as of December 31, 2024 and 2023 are outlined in the tables below:

December 31, 2024	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$673	$3	$(17)	$659
All other governments	814	4	(69)	749
States, territories and possessions	289	—	(10)	279
Political subdivisions of states, territories and possessions	232	1	(7)	226
Special revenue and special assessment obligations and all
non-guaranteed obligations of agencies and authorities and their political subdivisions	1,990	6	(69)	1,927
Parent, subsidiaries, and affiliates	—	—	—	—
Industrial and miscellaneous	7,834	49	(315)	7,568
Total	$11,832	$63	$(487)	$11,408

December 31, 2023	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$900	$19	$(15)	$904
All other governments	721	2	(60)	663
States, territories and possessions	349	2	(9)	342
Political subdivisions of states, territories and possessions	325	2	(13)	314
Special revenue and special assessment obligations and all
non-guaranteed obligations of agencies and authorities and their political subdivisions	1,978	17	(56)	1,939
Parent, subsidiaries, and affiliates	156	—	—	156
Industrial and miscellaneous	7,977	72	(392)	7,657
Total	$12,406	$114	$(545)	$11,975

The carrying values and fair values of bonds at December 31, 2024, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2024	Carrying Value	Fair Value
Due in one year or less	$517	$514
Due after one year through five years	2,343	2,330
Due after five years through ten years	3,367	3,174
Due after ten years	2,377	2,215
Structured securities	3,228	3,175
Total	$11,832	$11,408

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

B.Mortgage Loan Investments

The minimum and maximum lending rates for new mortgage loans during 2024 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	4.9%	9.8%
Industrial	5.5%	7.3%
Multi-family	7.2%	8.8%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 163 percent. The Company's mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2024 and 2023:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2024
Recorded Investment
Current	$—	$—	$—	$—	$1,891	$9	$1,900
30 - 59 days past due	—	—	—	—	—	—	—
60 - 89 days past due	—	—	—	—	23	—	23
90 - 179 days past due	—	—	—	—	46	—	46
Greater than 180 days past due	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$1,960	$9	$1,969
2023
Recorded Investment
Current	$—	$—	$—	$—	$2,209	$26	$2,235
30 - 59 days past due	—	—	—	—	—	—	—
60 - 89 days past due	—	—	—	—	—	—	—
90 - 179 days past due	—	—	—	—	11	—	11
Greater than 180 days past due	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$2,220	$26	$2,246

At December 31, 2024 and 2023, the Company held $161 and $75, respectively, in impaired mortgages with $56 and $28, respectively, of related allowances for credit losses. There were no impaired mortgage loans without a related allowance at both periods ended December 31, 2024 and 2023.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

C.Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2024, 2023 and 2022 for LBaSS.

As of December 31, 2024, 2023 and 2022, the Company held LBaSS for which it recognized $0, $10, and $13, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2024	2023
Aggregate unrealized losses:
Less than 12 Months	$35	$33
12 Months or longer	69	100
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$2,018	$898
12 Months or longer	678	1,280

D.Unrealized Losses

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2024 and 2023 are set forth in the tables below:

December 31, 2024	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$328	$(3)	$35	$(14)	$363	$(17)
All other governments	321	(22)	386	(103)	707	(125)
States, territories and possessions	197	(3)	55	(7)	252	(10)
Political subdivisions of states, territories and possessions	82	(2)	46	(5)	128	(7)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,239	(26)	383	(43)	1,622	(69)
Industrial and miscellaneous	2,822	(155)	1,854	(297)	4,676	(452)
Total bonds	$4,989	$(211)	$2,759	$(469)	$7,748	$(680)
Non-affiliated	5	(44)	—	—	5	(44)
Total common stocks	$5	$(44)	$—	$—	$5	$(44)
Preferred stocks	—	—	—	—	—	—
Total stocks	$5	$(44)	$—	$—	$5	$(44)
Total bonds and stocks	$4,994	$(255)	$2,759	$(469)	$7,753	$(724)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

December 31, 2023	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$151	$—	$169	$(15)	$320	$(15)
All other governments	149	(1)	432	(72)	581	(73)
States, territories and possessions	22	—	134	(9)	156	(9)
Political subdivisions of states, territories and possessions	40	(3)	85	(10)	125	(13)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	326	(8)	591	(47)	917	(55)
Industrial and miscellaneous	1,199	(65)	3,581	(393)	4,780	(458)
Total bonds	$1,887	$(77)	$4,992	$(546)	$6,879	$(623)
Non-affiliated	3	(1)	4	—	7	(1)
Total common stocks	$3	$(1)	$4	$—	$7	$(1)
Preferred stocks	1	(1)	—	—	1	(1)
Total stocks	$4	$(2)	$4	$—	$8	$(2)
Total bonds and stocks	$1,891	$(79)	$4,996	$(546)	$6,887	$(625)

E.Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2024, 2023 and 2022 were as follows:

Years ended December 31,	2024		2023		2022
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$4,430	$8	$3,271	$194	$2,348	$15
Gross realized gains	21	2	17	12	32	—
Gross realized losses	(112)	(3)	(170)	(2)	196	1

F.Derivative Financial Instruments

The Company holds currency derivatives and credit default swaps. Derivative products include currency swaps, currency forwards and default swaps. The Company's currency derivative were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). The Company's credit default swaps were entered into to manage credit risk exposure to reinsurance counterparties.

Market Risk
The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For credit default swaps, the Company is required to make premium payments on a fixed payment date.

The Company has determined that the currency derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions ("SSAP 86"). As a result, the Company’s currency rate contracts are accounted for
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2024 and 2023.

	December 31, 2024		Years Ended December 31, 2024
Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$309	$40	$10	$1
Forwards	1,057	24	(7)	39
Total	$1,366	$64	$3	$40

	December 31, 2023		Years Ended December 31, 2023
Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,195	$19	$—	$6
Forwards	449	6	—	3
Total	$1,644	$25	$—	$9

G.Other Invested Assets

During 2024, 2023 and 2022, the Company recorded OTTI losses on investments in joint ventures and partnerships of $0, $5, and $1, respectively.

H.Investment Income

Investment income due and accrued over 90 days past due of $0 and $1 was non-admitted in December 31, 2024 and December 31, 2023, respectively. Investment expenses of $46, $46 and $35 were included in Net investment income earned for the years ended December 31, 2024, 2023 and 2022, respectively.

The gross, nonadmitted assets and admitted amounts for interest income due and accrued were as follows:

Interest Income Due and Accrued	Amount
Gross	$123
Nonadmitted	—
Admitted	$123

I.    Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $4,806 and $5,197 as of December 31, 2024 and 2023, respectively.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

4.Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2024 and 2023.

December 31, 2024	Level 1	Level 2	Level 3	Total
Bonds	$—	$424	$50	$474
Common stocks	—	4	114	118
Preferred stock	—	—	1	1
Mutual funds	—	—	—	—
Derivative assets	—	73	—	73
Derivative liabilities	—	(9)	—	(9)
Total	$—	$492	$165	$657

December 31, 2023	Level 1	Level 2	Level 3	Total
Bonds	$—	$481	$66	$547
Common stocks	2	3	156	161
Preferred stock	—	—	10	10
Mutual funds	—	—	7	7
Derivative assets	—	51	—	51
Derivative liabilities	—	(26)	—	(26)
Total	$2	$509	$239	$750

A.Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2024 and 2023.

	Beginning Balance at January 1, 2024	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2024
Bonds	$65	$10	$(27)	$(6)	$9	$(1)	$50
Common stocks	156	4	(50)	(2)	—	6	114
Mutual funds	7	—	(7)	—	—	—	—
Preferred Stocks	10	2	(9)	(3)	1	—	1
Derivative	—	(1)	—	(1)	1	1	—
Total	$238	$15	$(93)	$(12)	$11	$6	$165

	Beginning Balance at January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2023
Bonds	$164	$64	$(97)	$(8)	$9	$(67)	$65
Common stocks	71	5	(25)	(1)	2	104	156
Mutual funds	125	(1)	(90)	1	(24)	(4)	7
Preferred Stocks	15	—	—	1	—	(6)	10
Total	$375	$68	$(212)	$(7)	$(13)	$27	$238

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2024	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$6	Discounted Cashflow	Yield	10.25

B.Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2024 and 2023:

December 31, 2024	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,408	$11,832	$6	$10,950	$453	$—
Cash equivalents and short term investments	396	396	393	3	—	—
Common stocks	178	178	—	4	174	—
Derivative assets	73	73	—	73	—	—
Derivative liabilities	(9)	(9)	—	(9)	—	—
Mortgage loans	1,867	1,969	—	—	1,867	—
Mutual funds	—	—	—	—	—	—
Preferred stocks	1	1	—	—	1	—
Total	$13,914	$14,440	$399	$11,021	$2,495	$—

December 31, 2023	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,975	$12,406	$—	$11,200	$775	$—
Cash equivalents and short term investments	128	128	127	1	—	—
Common stocks	161	161	2	3	157	—
Derivative assets	51	51	—	51	—	—
Derivative liabilities	(26)	(26)	—	(26)	—	—
Mortgage loans	2,166	2,246	—	—	2,166	—
Mutual funds	7	7	—	—	7	—
Preferred stocks	12	12	—	2	10	—
Total	$14,474	$14,985	$129	$11,231	$3,115	$—

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

5.Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2024, 2023 and 2022, is set forth in the table below:

December 31,	2024	2023	2022
Reserves for losses and LAE, end of prior year	$8,343	$8,598	$8,924
Incurred losses and LAE related to:
Current accident year	2,872	2,911	2,960
Prior accident year	(28)	58	(208)
Total incurred losses and LAE	$2,844	$2,969	$2,752
Paid losses and LAE related to:
Current accident year	(676)	(950)	(914)
Prior accident year	(1,998)	(2,274)	(2,164)
Total paid losses and LAE	$(2,674)	$(3,224)	$(3,078)
Reserves for losses and LAE, end of current year	$8,513	$8,343	$8,598

During 2024, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $28. This favorable incurred includes $90 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $118.

The favorable PYD was mostly driven by favorable development in Workers Compensation, Other Liability Claims Made and Special Property, partially offset by adverse development in Other Liability Occurrence.

During 2023, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $58. This unfavorable incurred includes $89 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $31.

The favorable PYD was mostly driven by favorable development in Workers Compensation and Personal Insurance, partially offset by adverse development in Other Liability Claims Made and Special Property.

During 2022, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $208. This favorable incurred includes $194 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $14.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $222, $220 and $223 for the years ended December 31, 2024, 2023 and 2022, respectively. The Company paid $8, $9 and $9 in the reporting period to settle 74, 86 and 98 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2024, 2023 and 2022, respectively.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

A.Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2024	2023	2022	2024	2023	2022
Direct
Loss and LAE reserves, beginning of year	$572	$587	$601	$224	$240	$262
Incurred losses and LAE	59	32	36	—	—	(3)
Calendar year paid losses and LAE	(78)	(47)	(50)	(14)	(16)	(19)
Loss and LAE Reserves, end of year	$553	$572	$587	$210	$224	$240

Assumed reinsurance
Loss and LAE reserves, beginning of year	$255	$266	$280	$17	$16	$16
Incurred losses and LAE	(9)	(4)	(4)	—	—	1
Calendar year paid losses and LAE	(9)	(7)	(10)	(1)	1	(1)
Loss and LAE Reserves, end of year	$237	$255	$266	$16	$17	$16

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$—	$—	$—
Incurred losses and LAE	—	—	—	—	—	—
Calendar year paid losses and LAE	—	—	—	—	—	—
Loss and LAE Reserves, end of year	$1	$1	$1	$—	$—	$—

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2024	2023	2024	2023
Direct basis:	$234	$240	$36	$87
Assumed reinsurance basis:	90	104	7	6
Net of ceded reinsurance basis:	—	—	—	—

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves
December 31,	2024	2023	2024	2023
Direct basis:	$82	$21	$38	$46
Assumed reinsurance basis:	9	6	4	3
Net of ceded reinsurance basis:	—	—	—	—

B.Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The Company's Tabular discount is obtained from the Company's Lifetime Benefit Calculator ("LBC"), which is a tool used by the claims handlers to calculate case reserves. The LBC enables the Company to determine its tabular case reserve discount using a given interest rate curve. To be consistent with the non-tabular discount we used a 4.5% interest rate, which is subject to regulator approval, when determining the tabular case reserve discount as of December 31, 2024. The calculation of the Company's tabular discount was based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.70 percent and 3.76 percent interest rate as of December 31, 2023 and 2022, respectively. Only case basis reserves are subject to tabular discounting. The December 31, 2024 and 2023 liabilities include $902 and $976 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2024, 2023 and 2022:

Lines of Business	2024	2023	2022
Workers' Compensation
Case Reserves	$37	$101	$108

As of December 31, 2024, 2023 and 2022, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $55, $100 and $108, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2024, 2023 and 2022:

Lines of Business	2024	2023	2022
Workers' Compensation
Case Reserves	$206	$163	$153
IBNR	250	253	286

As of December 31, 2024, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $149 and $183, respectively. As of December 31, 2023, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $122 and $249, respectively. As of December 31, 2022, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $133 and $302 respectively.

6.Related Party Transactions

A.Combined Pooling Agreement

As described in Note 1, effective January 1, 2024, the Combined pooling Agreement was amended and restated, with Glatfelter and Marbleshore Specialty becoming zero percent participants in the Combined Pool. The Company's' participation in the pool remained the same. There were no changes to surplus as a result of the changes to the Combined Pooling Agreement.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

B.Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2024, 2023 and 2022 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2024, 2023 and 2022:

			2024
			Assets Received by		Assets Transferred by
			the Company		the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/2024	PC Dividend	AIG PC US	$—	-	$200	Cash
06/24/2024	PC Dividend	AIG PC US	—	-	225	Cash
09/25/2024	PC Dividend	AIG PC US	—	-	200	Cash
Various	Tax Payment	AIG,Inc.	—	-	147	Cash

			2023
			Assets Received by		Assets Transferred by
			the Company		the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/27/23	PC Dividend	AIG PC US	$—	-	$300	Cash
06/23/23	PC Dividend	AIG PC US	—	-	150	Cash
09/25/23	PC Dividend	AIG PC US	—	-	200	Cash

			2022
			Assets Received by		Assets Transferred by
			the Company		the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/24/22	PC Dividend	AIG PC US	$—	-	$295	Securities
03/24/22	PC Dividend	AIG PC US	—	-	5	Cash
06/23/22	PC Dividend	AIG PC US	—	-	150	Cash
09/23/22	PC Dividend	AIG PC US, Inc.	—	-	200	Cash
12/23/22	Purchase of securities	American General Life (AGL)	118	Cash	118	Securities
12/23/22	Purchase of securities	United States Life (USL)	123	Cash	123	Securities

Blackboard Commutation
Effective January 1, 2024, Glatfelter and Marbleshore Specialty ("Blackboard Insurers") entered into a commutation agreement that transferred the business previously ceded by the Blackboard Insurers to the Company back to the Balance Sheet of the Blackboard Insurers. Net loss reserve of $102 were transferred in the transaction. Immediately after the commutation the Blackboard Insurers joined the Combined Pool.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

C.Amounts Due to or from Related Parties

At December 31, 2024 and 2023, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2024	2023
Balances with member pool companies	$315	$195
Balances with other affiliates	235	180
Receivable from parent, subsidiaries and affiliates	$550	$375
Balances with member pool companies	144	724
Balances with other affiliates	467	557
Payable to parent, subsidiaries and affiliates	$611	$1,281

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2024 and 2023 were $21 and $43, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2024 or 2023.

D.Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2024, 2023 and 2022:

Affiliates	2024	2023	2022
AIG Claims, Inc.	$144	$147	$138
AIG PC Global Services, Inc.	132	180	449
Total	$276	$327	$587

F.Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2024 and 2023, the Company had no outstanding liability pursuant to this Loan Facility. Significant debt terms and covenants include the following:

•The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and
•The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.
Refer to Note 11E regarding funds borrowed from FHLB.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

7.Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2024, 2023 and 2022:

Years Ended December 31,	2024		2023		2022
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$6,410	$6,285	$6,030	$5,974	$6,020	$5,973
Reinsurance premiums assumed:
Affiliates	15,384	15,210	15,405	15,240	15,156	14,734
Non-affiliates	414	386	410	470	497	479
Gross Premiums	$22,208	$21,881	$21,845	$21,684	$21,673	$21,186

Reinsurance premiums ceded:
Affiliates	14,738	14,575	14,500	14,223	14,325	14,018
Non-affiliates	2,805	2,797	2,756	2,838	2,643	2,494
Net Premiums	$4,665	$4,509	$4,589	$4,623	$4,705	$4,674

As of December 31, 2024 and 2023, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2024:
Affiliates	$7,267	$91	$33,241
Non-affiliates	984	646	7,350
Total	$8,251	$737	$40,591

December 31, 2023:
Affiliates	$7,258	$128	$35,729
Non-affiliates	976	661	7,640
Total	$8,234	$789	$43,369

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

A.Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2024 and 2023 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2024
Affiliates	$8,160	$1,851	$7,267	$1,446	$893	$405
All Other	207	47	984	196	(777)	(149)
Total	$8,367	$1,898	$8,251	$1,642	$116	$256

December 31, 2023
Affiliates	$8,205	$1,797	$7,258	$1,438	$947	$359
All Other	179	39	976	193	(797)	(154)
Total	$8,384	$1,836	$8,234	$1,631	$150	$205

B.Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2024 and 2023 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2024	2023
Affiliates:
Combined Pool*	$39,648	$42,115
Eaglestone	486	485
Other affiliates	351	336
Total affiliates	$40,485	$42,936
Berkshire Hathaway Group	155	157
Swiss Reinsurance Group	327	400
Munich Reinsurance Group	329	311
Hannover Re Group	333	303
Everest Re Group	357	209
Total Non-affiliates	$1,501	$1,380
Total affiliates and non-affiliates	$41,986	$44,316

*Includes intercompany pooling impact of $7,142 related to Unearned Premium Reserve, $32,507, related to Reserves for Losses and LAE and $25 related to Paid losses and LAE as of and for the year ended December 31, 2024, and $7,072, $35,046, and $26, respectively, as for the year ended December 31, 2023.

C.Reinsurance Recoverable in Dispute

At December 31, 2024 and 2023, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $39 and $38 as of December 31, 2024 and 2023, respectively.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

D.Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. National Union’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

National Union accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned surplus.

The total surplus gain recognized by the Combined Pool as of December 31, 2024, 2023 and 2022 was $1,971, $1,514, and $1,522, respectively. National Union’s share of this gain as of December 31, 2024 , 2023 and 2022 was $630, $446, and $428, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2024 and 2023 the amount in trust was $1,660 and $4,764 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2024 and 2023 was $906 and $990 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

8.Income Taxes

U.S. Tax Law Changes

The Inflation Reduction Act of 2022 (H.R. 5376) includes a 15 percent corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period. As of December 31, 2024, the Company is considered an applicable reporting entity with tax allocation agreement exclusions. Therefore, the Company is not required to calculate or recognize CAMT in its current or deferred tax computations, and there is no impact of the CAMT included in the fourth quarter 2024 financial statements.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2024 and 2023 are as follows:

	12/31/2024			12/31/2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$389	$198	$587	$422	$213	$635	$(33)	$(15)	$(48)
Statutory Valuation Allowance	—	28	28	—	14	14	—	14	14
Adjusted Gross DTA	389	170	559	422	199	621	(33)	(29)	(62)
Nonadmitted DTA	16	—	16	16	—	16	—	—	—
Subtotal Admitted DTA	373	170	543	406	199	605	(33)	(29)	(62)
DTL	157	171	328	135	199	334	22	(28)	(6)
Net Admitted DTA (DTL)	$216	$(1)	$215	$271	$—	$271	$(55)	$(1)	$(56)

At December 31, 2024, the Company recorded gross deferred assets ("DTA") of $587. A valuation allowance was established on deferred tax assets net of liabilities of $28 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2024 and 2023:

	12/31/2024			12/31/2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Carried back losses that reverse in subsequent three calendar years	$134	$—	$134	$—	$—	$—	$134	$—	$134
Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	82	—	82	271	—	271	(189)	—	(189)
1. Adjusted gross DTAs realizable within 36 months	82	—	82	271	—	271	(189)	—	(189)
2. 15 percent of statutory surplus	NA	NA	778	NA	NA	786	NA	NA	(8)
Adjusted gross DTAs that can be offset against DTLs	157	170	327	135	199	334	22	(29)	(7)
Total DTA admitted as the result of application of SSAP 101	$373	$170	$543	$406	$199	$605	$(33)	$(29)	$(62)

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	381%	393%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,188	$5,238

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2024	2023	Change
Federal income tax	$103	$16	$87
Foreign income tax	9	13	(4)
Subtotal	$112	$29	$83
Federal income tax on net capital gains	21	(1)	22
Federal and foreign income taxes incurred	$133	$28	$105

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2024 and 2023:

	2024	2023	Change
Ordinary
Discounting of unpaid losses	$107	$103	$4
Nonadmitted assets	24	23	1
Unearned premium reserve	118	117	1
Bad debt expense	4	4	—
Foreign tax credit carry forward	—	62	(62)
Investments	70	43	27
Intangible assets	3	5	(2)
Compensation and benefits accrual	10	10	—
Disregarded subsidiary	24	25	(1)
Deferred ceding commission liability	19	18	1
Other temporary differences	10	12	(2)
Subtotal	$389	$422	$(33)
Nonadmitted	16	16	—
Admitted ordinary deferred tax assets	$373	$406	$(33)
Capital
Investments	$197	$169	$28
Unrealized capital losses	—	43	(43)
Other temporary difference	1	1	—
Subtotal	$198	$213	$(15)
Statutory valuation allowance adjustment	28	14	14
Admitted capital deferred tax assets	170	199	(29)
Admitted deferred tax assets	$543	$605	$(62)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2024 and 2023:

	2024	2023	Change
Ordinary
Investments	$142	$114	$28
Tax Act adjustment to discounting of unpaid losses	4	8	(4)
Section 481(a) adjustment	—	1	(1)
Compensation and benefits accrual	10	10	—
Other temporary differences	1	2	(1)
Subtotal	157	135	22
Capital
Investments	171	109	62
Unrealized capital losses	—	90	(90)
Subtotal	171	199	(28)
Deferred tax liabilities	$328	$334	$(6)
Net deferred tax assets (liabilities)	$215	$271	$(56)

The change in net deferred tax assets is comprised of the following:

	2024	2023	Change
Adjusted gross deferred tax assets	$559	$621	$(62)
Total deferred tax liabilities	(328)	(334)	6
Net deferred tax assets (liabilities)	$231	$287	$(56)
Tax effect of unrealized gains (losses)			33
Total change in deferred tax			$(89)

Change in deferred tax - current year			$(69)
Change in deferred tax - current year - other surplus items			(16)
Change in deferred tax - current year - total			$(85)
Change in deferred tax - prior period correction			(4)
Total change in deferred tax			$(89)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2024:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$—	$(18)	$(18)
SSAP 3 - statutory valuation allowance	—	14	14
Subtotal SSAP 3	—	(4)	(4)
SSAP 3 - unrealized gain/loss	—	(9)	(9)
SSAP 3 - adjusted tax assets and liabilities	—	(13)	(13)
SSAP 3 - non-admitted impact	—	(8)	(8)
Total SSAP 3 impact	$—	$(21)	$(21)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2024, 2023 and 2022:

	2024		2023		2022
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$885	$186	$653	$137	$854	$179
Book to Tax Adjustments:
Tax Exempt Income, Net of Proration	(25)	(5)	(35)	(7)	(39)	(8)
Intercompany Dividends	(40)	(8)	—	—	—	—
Attribute Expiration	—	—	—	—	—	1
Change in Other Surplus Items	78	16	167	35	93	20
Stock Options and Other Compensation	(2)	—	(4)	(1)	(4)	(1)
Change in Nonadmitted Assets	(6)	(1)	(57)	(12)	8	1
Change in Tax Position	—	3	—	4	—	1
Statutory Valuation Allowance	—	28	—	(6)	—	14
Disregarded Subsidiary	(1)	—	4	1	10	2
Return to Provision	—	—	—	1	—	1
Lag Elimination Impact	—	—	14	3	—	—
Other	4	—	6	1	7	2
Total Book to Tax Adjustments	$8	$33	$95	$19	$75	$33
Total Income Tax	$893	$218	$748	$155	$929	$211

Federal and Foreign Income Taxes Incurred	—	112	—	29	—	(20)
Federal Income Tax on Net Capital Gains	—	21	—	(1)	—	52
Change in Net Deferred Income Taxes	—	85	—	127	—	179
Total Income Tax	$—	$218	$—	$155	$—	$211

As of December 31, 2024 the Company had no operating loss, foreign tax credits carry forwards, AMT credit carry forwards, capital loss carry forwards or any other unused tax credits available to offset against future taxable income

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2024. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2024, there was a $8 receivable related to tax return errors and omissions and a $30 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination by the IRS for the tax years 2011 through
2019 and are engaging in the Appeals process for certain disagreed issues related to tax years 2007 through 2010.

The following federal income taxes for 2022 to 2024 are available for recoupment in the event of future net losses:

	Year	Ordinary	Capital	Total
26.b.	2022	—	—	—
26.b.	2023	—	—	—
26.b.	2024	115	15	130

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following table lists those companies that form part of the 2024 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation
AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Financial Products Corp.
AIG Global Operations (Ireland) Limited	AIG Home Protection Company, Inc.	AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Markets, Inc.
AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG MGU Holdings Inc.	AIG North America, Inc.	AIG PC Global Services Inc.
AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management	AIG Shared Services Corporation (Philippines)
AIG Specialty Insurance Company	AIG Travel Assist, Inc.	AIG TRAVEL EMEA LIMITED	AIG TRAVEL EUROPE LIMITED	AIG Travel, Inc.
AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.
AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE U.S. LT Apartments Investor Lexington
AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIU Insurance Company
AM Holdings LLC	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation
American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC
Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	Commerce and Industry Insurance Company	Corebridge REI Bartlett Investor III LLC	Corebridge REI Lexington Holdco LLC
Corebridge REI Papermill Investor III LLC	Design Professionals Association	Eaglestone Reinsurance Company	First Principles Capital Management, LLC	GIG of Missouri, Inc.
Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.	Granite State Insurance Company
Health Direct, Inc.	Illinois National Insurance Co.	JVJE Real Estate Holdings, LLC	LBMA Equipment Services, Inc.	Lexington Insurance Company
Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.
Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited
Pearce & Pearce, Inc.	Risk Specialists Companies	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SNW Insurance Agency, LLC
Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company	Susquehanna Agents Alliance, LLC	TGG Real Estate Holdings
The Glatfelter Agency, Inc.	The Insurance Company of the	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Group, Inc.
Tudor Insurance Company	Validus Specialty Underwriting Services, Inc.	Volunteer Firemen's Insurance Services, Inc.	Western World Insurance Company

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

9.Capital and Surplus and Dividend Restrictions

A.Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2024, or 100 percent of net income for the preceding twelve month period ended December 31, 2024) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2025 is $762.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2024 and 2023.

2024			State approval
Date paid	Amount	Type of Dividend	Required	Obtained
03/27/24	$200	Ordinary	No	No
06/24/24	225	Ordinary	No	No
09/25/24	200	Ordinary	No	No
Total dividends paid	$625

.

2023			State approval
Date paid	Amount	Type of Dividend	Required	Obtained
03/27/23	$300	Ordinary	No	No
06/23/23	150	Ordinary	No	No
09/25/23	200	Ordinary	No	No
Total dividends paid	$650

B.Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2024 and 2023 represented or reduced by each item below is as follows:

Years Ended December 31,	2024	As Adjusted* 2023	2023
Unrealized gains and losses (net of taxes)	$(99)	$179	$188
Nonadmitted asset values	(131)	(132)	(124)
Provision for reinsurance	(59)	(46)	(46)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2024 and 2023.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

10.Contingencies

A.Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through October 31, 2033. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $10, $8 and $9 in 2024, 2023 and 2022, respectively. Certain rental commitments have renewal options extending through the year 2038. Some of these renewals are subject to adjustments in future periods.

At December 31, 2024, the minimum aggregate rental commitments were as follows:

Operating Leases
2025	$10
2026	11
2027	10
2028	9
2029 and thereafter	118
Total minimum lease payments	$158

C.Other Commitments

As part of its hedge fund, private equity, mortgage loan and real estate equity portfolio investments, as of December 31, 2024, the Company may be called upon for additional capital investments of up to $503.

At December 31, 2024, the Company had $225 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

D.Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2024:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2024	Invested Assets @ 12/31/2024	Estimated Loss @ 12/31/2024	Policyholders' Surplus 12/31/2024
AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$13	$444	$—	$(45)
AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009	2	155	—	115
American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006	2,073	238,684	—	10,033
American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008	21,647	41,595	—	3,108
American International Life Assurance Company of New York	*	7/13/1998	4/30/2010	2,026	32,367	—	2,167
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	52	1,725	—	829
Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	69	6,462	—	2,392
Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012	4	8,525	—	2,336
Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012	63	14,641	—	4,507
First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	145	502	—	6
La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016	138	189	—	83
Total				$26,233	$345,290	$—	$25,531
* Current Affiliates
**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $5 and $4 of loss reserves in respect of such policies as of December 31, 2024 and 2023, respectively. As of December 31, 2024, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $2.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

11.Other Significant Matter

A.Other Assets

As of December 31, 2024 and 2023, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2024	2023
Deposit accounting assets	$9	$9
Guaranty funds receivable on deposit	4	3
Loss funds on deposit	113	94
Contra Investments	153	100
Other assets	79	76
Equities in underwriting pools and associations	6	6
Total other admitted assets	$364	$288

B.Other Liabilities

As of December 31, 2024 and 2023, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2024	2023
Assumed mortgage guaranty contingency reserve	$209	$206
Ceded mortgage guaranty contingency reserve	(209)	(206)
Escrow Deposit Liability	122	115
Other accrued liabilities	211	129
Retroactive reinsurance reserves - assumed	31	47
Retroactive reinsurance reserves - ceded	(42)	(30)
Deferred commission earnings	90	86
Escrow funds (NICO)	33	38
Servicing carrier liability	15	10
Collateral on derivative assets	64	21
Remittances and items not allocated	5	7
Paid loss clearing contra liability (loss reserve offset for paid claims)	(28)	(39)
Total other liabilities	$501	$384

C.Other (Expense) Income

For the years ended December 31, 2024, 2023 and 2022, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2024	2023	2022
Other (expense) income	$7	$8	$8
Fee income on deposit programs	3	3	3
Interest expense on reinsurance program	(46)	(32)	(32)
Total other expense	$(36)	$(21)	$(21)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

D.Non-Cash items

For the years ended December 31, 2024, 2023 and 2022, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2024	2023	2022
Dividends to parent:
Securities	$—	$—	$295
Funds Held:
Premiums collected	$1	$(8)	$(19)
Benefit and loss related payments	(16)	25	43
Commissions	(6)	10	11
Interest	43	(29)	(33)
Funds Held	22	(1)	2
Securities received/transferred:
Securities received	$157	$723	$858
Securities transferred	(722)	(575)	(1,387)

E.Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $4 and $3 of stock in the FHLB at December 31, 2024 and 2023, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2024, the Company had an actual borrowing capacity of $889 based on qualified pledged collateral. At December 31, 2024, the Company had borrowings of $0 from the FHLB.

F.Insurance-Linked Securities

As of December 31, 2024 and 2023, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

G.Reconciliation to Annual Statement

The following is a reconciliation of amounts previously reported to the Department in the 2024 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2024	Assets	Liabilities	Net Income	Surplus
As per annual statements	$20,719	$15,306	$760	$5,413
Realized collateral adjustment	(13)	(3)	(10)	(10)
As per audited financial statements	$20,706	$15,303	$750	$5,403

The 2024 reconciliation above reflects the impact of the following adjustments:

Realized collateral adjustment - To adjust for a collateral transaction that was incorrectly cleared through realized gains (losses).

There were no adjustments to the amounts previously reported to the Department in the 2023 Annual Statements, to those reported in the accompanying statutory financial statements.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.

National Union Fire Insurance Company of Pittsburgh, Pa.
Statutory Basis Financial Statements
(Dollars in Millions)

The following is a reconciliation of amounts previously reported to the Department in the 2022 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2022	Assets	Liabilities	Net Income	Surplus
As per annual statements	$21,475	$16,014	$821	$5,461
Overstatement of Mutual Fund	(24)	—	—	(24)
As per audited financial statements	$21,451	$16,014	$821	$5,437

The 2022 reconciliation above reflects the impact of the following adjustments:

Mutual Fund adjustment - To adjust for a certain Mutual fund which was overstated in the Annual Statement.

12.Subsequent Events

Subsequent events have been considered through April 22, 2025 for these Financial Statements issued on April 22, 2025.

Type I – Recognized Subsequent Events:

None

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2025, the Combined Pooling Agreement was amended and restated to include three new Pool members. The Company’s participation in the pool remained the same. The new pool participation percentages of the Pool members, as compared to those as of December 31, 2024, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2025	Pool Participation Percentage as of December 31, 2024	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	32%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
Commerce and Industry Insurance Company (C&I)	19410	3%	3%	New York
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York
Glatfelter Insurance Company (GIC)	26611	0%	0%	Delaware
Marbleshore Specialty Insurance Company (MSIC)	13551	0%	0%	Delaware
Western World Insurance Company (WIC)	13196	0%	N/A	New Hampshire
Stratford Insurance Company (SIC)	40436	0%	N/A	New Hampshire
Tudor Insurance Company (TIC)	37982	0%	N/A	New Hampshire
* Lead Company of the Combined Pool

California Wildfires
In January 2025, wildfires impacted parts of southern California resulting in damage to commercial and residential structures. The estimated incurred loss, net of reinsurance, from these wildfires for the Company is not material to its statutory basis capital and surplus.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------     50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2024 and 2023 and for years ended December 31, 2024, 2023 and 2022.